UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 13, 2005

FOSTER WHEELER LTD.
(Exact Name of Registrant as Specified in Its Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-31305	22-3802649
(Commission File Number)	(IRS Employer Identification No.)

Perryville Corporate Park, Clinton, New Jersey	08809-4000
(Address of Principal Executive Offices)	(Zip Code)

(908) 730-4000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

        ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 - Entry into a Material Definitive Agreement.

Amendment to 2004 Stock Option Plan

On May 10, 2005 the Board of Directors of Foster Wheeler Ltd. adopted the First Amendment to the Foster Wheeler Ltd. 2004 Stock Option Plan (Adopted April 2004) (the “Option Plan Amendment”).  The Option Plan Amendment clarifies that the Board has the authority to establish the remuneration of members of the Board.  A copy of the Option Plan Amendment is filed as Exhibit 99.1 hereto and is hereby incorporated by reference.

Amendments to Stock Option, Restricted Stock and Restricted Stock Unit Awards

On September 29, 2004, as reported on the Company’s current report on Form 8-K filed on October 1, 2004, the Company approved the grant (the “Awards”) of (1) shares of Restricted Stock and Restricted Stock Units under the Company’s Management Restricted Stock Plan (the “Stock Plan”), and of Options under the Company’s 2004 Stock Option Plan (the “Option Plan”), to the Company’s executive officers and certain other key officers and employees of the Company and its subsidiaries and (2) Restricted Stock Units under the Stock Plan and Options under the Option Plan to the non-employee members of the Board, which awards were approved by the shareholders of the Company of November 29, 2004.  In each case the Company approved forms of Award Agreements for all five types of Awards which were subsequently entered into with the relevant directors, officers or employees, as the case may be in order to effect the Awards (the “Award Agreements”).  Among other provisions, the Award Agreements provided that a recipient would forfeit all Awards not previously vested upon an Involuntary Termination, as defined in both the Stock Plan and Option Plan.  Such forfeiture would occur notwithstanding any contrary provision in the recipient’s employment agreement.

On May 13, 2005 Foster Wheeler Ltd. entered into amendments to each of the Award Agreements.  The purpose of each amendment was to provide for full accelerated vesting of awards upon an Involuntary Termination, other than under certain circumstances involving termination for cause, and upon a Change of Control (in each case regardless of whether the recipient has an employment agreement).  The Company intends that award agreements with respect to future awards under the Stock Plan and under the Option Plan will be in substantially the forms of the amended Award Agreements.

A copy of the forms of each of (1) the First Amendment to Foster Wheeler Ltd. 2004 Stock Option Plan Stock Option Agreement with respect to non-employee directors, (2) the Amended and Restated Notice of Stock Option Grant with respect to executive officers, officers and key employees, (3) the First Amendment to Foster Wheeler Ltd. 2004 Management Restricted Stock Plan Restricted Stock Unit Award Agreement with respect to non-employee directors, (4) the Amended and Restated Restricted Stock Award Agreement with respect to executive officers, officers and key employees and (5) the Amended and Restated Restricted Stock Unit Award Agreement with respect to executive officers, officers and key employees, are filed as Exhibits 99.2 through 99.6 hereto, respectively, and are hereby incorporated by reference.

Item 9.01 - Financial Statements and Exhibits

(c)	Exhibits

	99.1	First Amendment to the Foster Wheeler Ltd. 2004 Stock Option Plan.
	99.2	Form of First Amendment to Foster Wheeler Ltd. 2004 Stock Option Plan Stock Option Agreement with respect to non-employee directors.
	99.3	Form of Amended and Restated Notice of Stock Option Grant with respect to executive officers, officers and key employees.
	99.4	Form of First Amendment to Foster Wheeler Ltd. 2004 Management Restricted Stock Plan Restricted Stock Unit Award Agreement with respect to non-employee directors.
	99.5	Form of Amended and Restated Restricted Stock Award Agreement with respect to executive officers, officers and key employees.
	99.6	Form of Amended and Restated Restricted Stock Unit Award Agreement with respect to executive officers, officers and key employees.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOSTER WHEELER LTD.

DATE: May 16, 2005	By:	/s/ Lisa Fries Gardner
Lisa Fries Gardner
Vice President and Secretary

EXHIBIT INDEX

Exhibit
Number		Description
	99.1	First Amendment to the Foster Wheeler Ltd. 2004 Stock Option Plan.
	99.2	Form of First Amendment to Foster Wheeler Ltd. 2004 Stock Option Plan Stock Option Agreement with respect to non-employee directors.
	99.3	Form of Amended and Restated Notice of Stock Option Grant with respect to executive officers, officers and key employees.
	99.4	Form of First Amendment to Foster Wheeler Ltd. 2004 Management Restricted Stock Plan Restricted Stock Unit Award Agreement with respect to non-employee directors.
	99.5	Form of Amended and Restated Restricted Stock Award Agreement with respect to executive officers, officers and key employees.
	99.6	Form of Amended and Restated Restricted Stock Unit Award Agreement with respect to executive officers, officers and key employees.